           As filed with the Securities and Exchange Commission on March 1, 2001
                                                       Registration No. 33-26116
                                                                        811-5710
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM N-lA

          Registration Statement Under The Securities Act Of 1933           [X]

                         Pre-Effective Amendment No.__                      [_]

                         Post-Effective Amendment No. 13                    [X]

                                    and/or

       Registration Statement Under The Investment Company Act Of 1940      [X]

                                Amendment No. 14                            [X]

                       (Check appropriate box or boxes)

                       LEXINGTON NATURAL RESOURCES TRUST
                (to be renamed Pilgrim Natural Resources Trust)
                (Exact Name of Registrant Specified in Charter)

                         7337 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (800) 992-0180

             James M. Hennessy, Esq.                   With Copies To:
           ING Pilgrim Investments, LLC            Jeffrey S. Puretz, Esq.
          7337 E. Doubletree Ranch Road                    Dechert
            Scottsdale, Arizona 85258              1775 Eye Street, N.W.
                                                   Washington, D.C. 20006

     (Name and Address of Agent for Service)

                                  __________

It is proposed that this filing will become effective (check appropriate box):

[_]    Immediately upon filing pursuant to paragraph (b)
[X]    60 days after filing pursuant to paragraph (a)(1)
[_]    75 days after filing pursuant to paragraph (a)(2)
[_]    on (date) pursuant to paragraph (a)(1)
[_]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                      PROSPECTUS

                                                                May 1, 2001

                      Pilgrim Natural Resources Trust

               (formerly, Lexington Natural Resources Trust)

  7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 (1-800-992-0180)

--------------------------------------------------------------------------------

       The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance
     Companies").

       Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policyholders. Shares of the Fund are not offered directly to the general public.

--------------------------------------------------------------------------------

  The Securities and Exchange Commission has not approved nor disapproved the shares of Pilgrim Natural Resources Trust. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

--------------------------------------------------------------------------------

                              Risk/Return Summary
-------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE

  The Pilgrim Natural Resources Trust's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

  The investment objective may not be changed without shareholder approval.

                              INVESTMENT STRATEGY

  The Pilgrim Natural Resources Trust (the "Fund") normally invests at least 65% of its total assets in companies with substantial natural resource assets. Natural resource assets are materials derived from natural resources which have economic value. The Fund seeks to identify securities of companies that it believes to be undervalued relative to the value of the natural resource assets they hold. This identification process will take into account current and anticipated economic and financial conditions.

  The remaining 35% of the Fund's total assets may be invested in common stock of companies that are not natural resource companies and in debt securities of natural resource companies as well as other companies.

  The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

                                PRINCIPAL RISKS

  Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

  Since the Fund invests primarily in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

  Through stock investments, the Fund may expose you to common stock risks which may cause you to lose money if there is a sharp or sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

  In addition, the Fund's investments in foreign securities may involve risks greater than those attendant to investments in securities of U.S. issuers. Some foreign stock markets tend to be more volatile than U.S. markets due to economic and political instability and regulatory conditions in those countries. In addition, many foreign securities are denominated in foreign currencies, whose values may decline against the U.S. dollar. See "Risk of
Investing in Foreign Securities" on page   .

  Because the Fund will invest a substantial portion of its portfolio in the securities of companies with natural resource assets, it should be considered as a vehicle for diversification and not as a balanced investment program.

                        BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1991 through 2000. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  *Prior to April 30, 2001, the Fund operated under a different name. As of July 26, 2000, ING Pilgrim Investments, LLC has been the Fund's investment adviser; however, prior to March 2001, ING Pilgrim engaged a sub-adviser to manage the Fund. Prior to July 26, 2000, another investment adviser served as the adviser to the Fund. Fund performance figures in this bar chart do not reflect separate account fees charged by the insurance company, otherwise performance figures would be lower.

                 Average Annual Returns Through 12/31/00

------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
------------------------------------------------------------------------------
  1991   1992   1993    1994    1995    1996    1997    1998    1999   2000
 -----   -----  -----   -----   -----   -----   -----   -----   -----  -----
 -4.95%  3.22%  10.90%  -5.38%  16.87%  26.89%   7.15%  -19.62% 14.09%
------------------------------------------------------------------------------
                    Average Annual Returns Through 12/31/00

Lexington Natural
Resources Trust                 ______%         ______%          ______%

Standard & Poor's 500
Stock Price Index/1/            ______%         ______%          ______%

------------------------------------------------------------------------------
                                 1 Year         5 Year            10 Year
------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

------------------------------------------------------------------------------
 During the ten year period shown in the above graph chart, the Fund's highest quarterly return was XX.XX% for the XXXX quarter in XXXX and the Fund's lowest quarterly return was XX.XX% for the XXXX quarter in XXXX.
------------------------------------------------------------------------------

            MORE ABOUT OUR INVESTMENT STRATEGIES AND RELATED RISKS

Additional Investment Strategies

  At any time management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents and invest in, or hold unlimited amounts of, debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

Related Risks

Risks of Investing

  The following risks are generally common to all managed mutual funds and, therefore, apply to the Fund:

  . Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

  . Manager Risk. Fund management affects Fund performance. The Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risk of Investing in Foreign Securities

  The following risks apply to all mutual funds that invest in foreign securities including the Fund:

  . Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

  . Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's net asset value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

  . Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

  . Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

  The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets. The risks associated with trading in such markets include:

  . limited product lines of companies that own or develop natural resources or other basic commodities;

  . limited markets or financial or managerial resources;

  . their securities may be more susceptible to losses and risks of bankruptcy;

  . their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

  . their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

Non-diversified Portfolio

  The Fund is a non-diversified investment company. Non-diversified investment companies may invest an unlimited proportion of their total assets in a single company, which increases risk. The Fund intends to comply with diversification requirements of the federal tax law to qualify as a regulated investment company. For more detailed information on the federal tax law diversification requirement, see the tax section of the Statement of Additional Information.

Portfolio Turnover

  The Fund intends to buy and hold securities for long term growth of capital, however, annual portfolio turnover could exceed 100%. A 100% turnover rate occurs if all of the Fund's investments were sold and either repurchased or replaced in a year. A higher portfolio turnover rate results in higher transaction costs which are borne by the Fund.

Temporary Defensive Position

  When the Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategy and invest substantially in high-quality short-term investments. To the extent that the Fund invests defensively, it likely will not achieve long-term growth of capital.

Interests of the Holders of Variable Insurance Contracts and Policies

  The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                            MANAGEMENT OF THE FUND

  The business affairs of the Fund are managed under the direction of its Board of Trustees. There are currently nine Trustees (of whom six are non-affiliated persons) who meet five times each year. The Statement of Additional Information contains additional information regarding the Trustees and officers of the Fund.

                              INVESTMENT ADVISER

  ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to the Fund. ING Pilgrim has overall responsibility for the management of the Fund. ING Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

  Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

  As of December 31, 2000, ING Pilgrim managed over $  billion in assets.

  ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

  ING Pilgrim is paid an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

                               PORTFOLIO MANAGER

  The Fund is managed by James A. Vail.

  James A. Vail serves as Vice President and Portfolio Manager of ING Pilgrim. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, Mr. Vail was a Vice President at Lexington Management Corporation ("Lexington") (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.

                       HOW TO PURCHASE AND REDEEM SHARES

  With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                       SHAREHOLDER SERVICING AGREEMENTS

  The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions ("Shareholder Servicing Agents") that provide administrative services for the Fund or that provide to contract holders and policyholders other services relating to the Fund. These services may include: sub-accounting services, answering inquiries of contract holders and policyholders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policyholders regarding the Fund, and such other related services as the Fund or a contractholder or policyholder may request. The fees paid by the Fund for these services to Shareholder Servicing Agents will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. ING Pilgrim, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

                       DETERMINATION OF NET ASSET VALUE

  How and when we calculate the Fund's price or net asset value (NAV) determines the price at which insurance companies buy or sell shares. The net asset value of the Fund is determined once daily as of 4:00 p.m., Eastern Standard time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

  As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Fund's officers, and by the Investment Adviser and the Board of Trustees, in accordance with methods that are specifically authorized by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

  Foreign Funds. The Fund may invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and their prices--may fluctuate during periods when Fund shares cannot be bought, sold or exchanged.

  The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even without any change in the foreign-currency denominated values of such securities.

  Because foreign securities markets may close before the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Manager, under supervision of the Board of Trustees, determines that a particular event would materially affect the Fund's net asset value.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

  . Distributions are not guaranteed.

  . The Board of Trustees has discretion in determining the amount and frequency of any distributions.

  . All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

                                  TAX MATTERS

  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the separate accounts of the Participating Insurance Companies.

  Shares of the Fund must be purchased through variable life insurance policies (the "Policies") or variable annuity contracts (the "Contracts"). As a result, it is anticipated that any dividend or capital gains distribution from the Fund and any proceeds from the redemption of the shares of the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. Withdrawals from Policies or Contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

  The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor also should review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

  THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

  A Statement of Additional Information dated May 1, 2001, which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports are available without charge upon your request by calling Pilgrim Natural Resources Trust at 1-800-992-0180. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Web site at www.sec.gov. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009, telephone (800) SEC-0330.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                           Year ended December 31,
                                   -------------------------------------------
                                    2000    1999     1998      1997     1996
                                   ------- -------  -------   -------  -------
Net asset value, beginning of
 period...........................         $ 11.03  $ 14.91   $ 14.29  $ 11.30
                                   ------- -------  -------   -------  -------
Income (loss) from investment
 operations:
 Net investment income............            0.06     0.08      0.06     0.05
 Net realized and unrealized gain
  (loss) on investments...........            1.50    (2.98)     1.00     2.99
                                   ------- -------  -------   -------  -------
    Total income (loss) from
     investment operations........            1.56    (2.90)     1.06     3.04
                                   ------- -------  -------   -------  -------
Less distributions:
 Distributions from net investment
  income..........................           (0.08)   (0.08)      --     (0.05)
 Distributions from net realized
  gains...........................             --     (0.90)    (0.44)     --
                                   ------- -------  -------   -------  -------
    Total distributions...........           (0.08)   (0.98)    (0.44)   (0.05)
                                   ------- -------  -------   -------  -------
Net asset value, end of period....         $ 12.51  $ 11.03   $ 14.91  $ 14.29
                                   ======= =======  =======   =======  =======
 Total return.....................           14.09%  (19.62)%    7.15%   26.89%
Net assets, end of period (000's
 omitted).........................         $31,737  $35,418   $65,263  $37,934
Ratio to average net assets:
 Expenses.........................            1.33%    1.29 %    1.25%    1.42%
 Net investment income............            0.34%    0.42 %    0.39%    0.40%
Portfolio turnover rate...........           41.74%   74.36 %  114.16%  102.76%

Investment Adviser
--------------------------------------------------------------------------------

ING PILGRIM INVESTMENTS, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
(1-800-992-0180)

Distributor
--------------------------------------------------------------------------------

ING PILGRIM SECURITIES, INC.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
(1-800-992-0180)

Transfer Agent
--------------------------------------------------------------------------------

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

Table of Contents                                                           Page
--------------------------------------------------------------------------------
Investment Objective.......................................................    2

Investment Strategy........................................................    2

Principal Risks............................................................    2

Bar Chart and Performance Table............................................    2

More About Our Investment Strategies and Related Risks.....................    3

Management of the Fund.....................................................    5

Investment Adviser.........................................................    5

Portfolio Manager..........................................................    5

How to Purchase and Redeem Shares..........................................    5

Shareholder Servicing Agreements...........................................    6

Determination of Net Asset Value...........................................    6

Dividends and Capital Gain Distributions...................................    7

Tax Matters................................................................    7

Financial Highlights.......................................................    8


                   -----------------------------------------

                                   PILGRIM
                                   NATURAL
                                  RESOURCES
                                    TRUST

                 (formerly, Lexington Natural Resources Trust)

                        -------------------------------
                             Investment Objective:
                          Long-term Growth of Capital
                        -------------------------------

                                   Prospectus
                                  May 1, 2001

                   -----------------------------------------



                         [LOGO OF PILGRIM APPEARS HERE]

                     PILGRIM NATURAL RESOURCES TRUST

          (formerly known as Lexington Natural Resources Trust)

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2001

  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the current prospectus of Pilgrim Natural Resources Trust (the "Fund"), dated May 1, 2001, and any revisions to the prospectus which might occur from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call the following number: 1-800-992-0180.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General Information and History............................................   1
Investment Objectives and Policies.........................................   1
Certain Investments Methods................................................   1
Investment Restrictions....................................................   2
Management of the Fund.....................................................   3
Portfolio Transactions and Brokerage Commissions...........................  10
Capital Stock Structure....................................................  12
Tax Matters................................................................  12
Performance Calculation....................................................  13
Other Information..........................................................  14
Transfer Agent.............................................................  14
Custodian..................................................................  14
Counsel and Independent Auditors...........................................  14
Financial Statements.......................................................  15

                        GENERAL INFORMATION AND HISTORY

  The Fund is a non-diversified, open-end management investment company organized on November 15, 1988 as a business trust under the laws of the Commonwealth of Massachusetts. The Fund was formerly named "Lexington Gold Trust". At a meeting held on September 30, 1991, the shareholders of the Fund approved a change in the Fund's fundamental investment objective and policies. In connection with the change of investment objective and policies, the Fund
also changed its name to "Lexington Natural Resources Trust". In      , 2001,
the Fund changed its name to "Pilgrim Natural Resources Trust."

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

                          CERTAIN INVESTMENT METHODS

  Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include: companies that specialize in energy sources (e.g., coal, geothermal power, natural gas and oil), environmental technology (e.g., pollution control and waste recycling), forest products, agricultural products, chemical products, ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), precious metals (e.g., gold, silver and platinum), and other basic commodities.

  Management attempts to achieve the investment objective of the Fund by seeking to identify securities of companies that, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. The Fund will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. The Fund presently does not intend to invest directly in natural resource assets or related contracts. The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

  Management of the Fund believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Fund's fully managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The investment objective and policies of the Fund described in the first two paragraphs of this section are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 ("1940 Act"), as amended.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholder's meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund is a non-diversified management investment company and

   1. with respect to 50% of its assets, the Fund will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government);

   2. with respect to the other 50% of its assets, the Fund will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

  These two restrictions, hypothetically, could give rise to a portfolio with as few as fourteen issues.

  In addition, the Fund will not:

   1. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

   2. Purchase any security restricted as to disposition under Federal Securities laws or securities that are not readily marketable or purchase any securities if such a purchase would cause the Fund to own at the time of such purchase, illiquid securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having aggregate market value in excess of 10% of the value of the Fund's total assets.

   3. Make short sales of securities or purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions.

   4. Write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular company at a specified price until expiration. Such investments generally can provide a greater potential for profit--or loss--than investment of an equivalent amount in the underlying common stock. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. It should be understood that investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the corporation issuing them. In addition, the sale of warrants held more than one year generally results in a long term capital gain or loss to the holder, and the sale of warrants held for less than such period generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of warrants, however, begins on the day after the date of exercise, regardless of how long the warrant was held. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

   5. Invest in any commodities or commodities futures contracts, including futures contracts relating to gold.

   6.  Invest in real estate.

   7. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation.

   8. Purchase or retain the securities of any issuer if the officers or Trustees of the Fund, or its Investment Adviser, or Sub-Adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

   9. Lend money or securities, provided that the making of time or demand deposits with domestic banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's objective and policies, are not prohibited.

  10. Borrow money, except for temporary emergency purposes, and in no event more than 5% of its net assets at value or cost, whichever is less; or pledge its gold or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding 10% of the value of its total assets.

  11.  Underwrite securities issued by others.

  12. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

  13. Invest for the purpose of exercising control or management of another company.

  14. Participate on a joint or a joint and several basis in any trading account in securities.

  The percentage restrictions referred to above are to be adhered to at the time of investment, and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets.

                            MANAGEMENT OF THE FUND

Investment Adviser, Distributor and Administrator

  The Investment Manager for the Fund is ING Pilgrim Investments, LLC (the "Investment Manager"). The Investment Manager, subject to the authority of the Trustees of the Fund, serves as investment manager to the Fund and has overall responsibility for the management of the Fund's portfolio pursuant to an investment management agreement between the Investment Manager and the Fund ("Investment Management Agreement"). The Fund's Investment Management Agreement requires the Investment Manager to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Manager also provides investment research and analysis. The Investment Management Agreement provides that the Investment Manager is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

  After an initial two year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares, provided that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding shares, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

  ING Pilgrim Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. As of December 31, 2000, the Investment Manager had assets under management of approximately $ billion. ING Pilgrim Investments is a wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 65 countries, and has almost 100,000 employees. ING Group seeks to provide a full range of integrated financial services to private, corporate, institutional clients through a variety of distribution channels. As of December 31, 2000, ING Group had total assets under management of approximately $1.3 billion. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

  The Investment Manager bears the expense of providing its services. For its services, the Fund pays the Investment Manager a monthly fee in arrears equal to a percentage of the Fund's average daily net assets during the month. The annual investment management fee for the Fund is 1.00% of the average daily net assets of the Fund. The total amount of advisory fees paid by the Fund for the fiscal year ended December 31, 2000 (for the period from xxxx -- December
31, 2000) to the Investment Adviser were $      .

Sub-Advisory Agreements

  The Investment Management Agreement for the Fund provides that the Investment Manager, with the approval of the Fund's Board of Trustees, may select and employ investment advisers to serve as a Sub-Adviser for the Fund ("Sub-Adviser"), and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions The Investment Manger pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Manager or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the sub-advisory agreement (the "Sub-Advisory Agreement").

  A Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Manager, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board of Trustees, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

The Fund does not have any current Sub-Advisers.

Distributor

  As of July 26, 2000, shares of the Fund are distributed by ING Pilgrim
Securities, Inc. pursuant to a Distribution Agreement, dated          between
the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of each Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund. The Distributor, like the Investment Manager, is a wholly owned indirect subsidiary of ING Group.

Administrator

  As of July 26, 2000, ING Pilgrim Group, LLC ("ING Pilgrim Group") serves as Administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to conduct properly the Fund's business, except for those services performed by the investment adviser under the Advisory Agreement, the Custodian for the Fund under the Custodian Agreement, the Transfer Agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operate in compliance with applicable legal requirements and for monitoring the investment adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the investment adviser. For its services under the Administration Services Agreement, ING Pilgrim Group receives an annual fee equal to 0.10% of the Fund's average daily net assets.

  Prior to July 26, 2000, LMC acted as administrator to the Fund and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.

Former Adviser and Sub-Adviser of the Fund

  Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 was the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated August 21, 1991, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") was the distributor of Fund shares pursuant to a Distribution Agreement dated September 21, 1991 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Trustees (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on November 29, 1999 and were last approved by the Board of Trustees who are not interested directors on November 29, 1999. LMC made recommendations to the Fund with respect to its investments and investment policies.

  LMC also acted as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.

  For its investment management services to the Fund, under its Advisory Agreement, LMC received a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Advisory fees paid to LMC and expense reimbursements paid to the Fund are as follows:

                                Advisory         Sub Advisory            Expense
             Period               Fee                Fee              Reimbursement
             ------             --------         ------------         -------------
        1/1/98 to 12/31/98      $480,891           $240,442             $      0
        1/1/99 to 12/31/99      $338,700           $169,353             $      0
        1/1/00 to 7/26/00       $                  $                    $

  LMC had agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC could have terminated this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement. LFD paid the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnished LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

  Under the terms of the investment management agreement, LMC also paid the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and Trustees of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment management agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent Trustees' fees.

  LMC had agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC could have terminated this voluntarily reduction at any time.

  LMC had entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), 80 Maiden Lane, New York, New York 10038, a registered investment advisor, under which MSR would provide the Fund with certain investment management and administrative services. MSR serves as
investment adviser to private and institutional accounts. As of      , 2001,
ING Pilgrim directly manages the Fund.


Trustees and Officers of the Fund

Board of Trustees

  The Fund is managed by its Trustees ("Board of Trustees"). The Trustees and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Trustee who is an "interested person," as that term is defined in the Investment Company Act of 1940 Act, as amended (the
"1940 Act"), by virtue of that person's affiliation with the Fund, or the Fund's investment adviser ING Pilgrim Investments, LLC ("ING Pilgrim Investments" or "Investment Manager"). Unless otherwise noted, the mailing address of the Trustees is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Board of Trustees governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

  Set forth below is information regarding the Trustees of the Fund.

  The Fund's Trustees and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

                 Position(s)
                  With the
 Name, Age          Fund          Principal Occupation During Past 5 Years
 ---------       ----------- --------------------------------------------------
 PAUL S. DOHERTY   TRUSTEE   President, of Doherty, Wallace, Pillsbury and
 (Age 66)                    Murphy, P.C., Attorneys. Formerly a Director of
                             Tambrands, Inc. (1993-1998). Mr. Doherty is also a
                             Director or Trustee of each of the Pilgrim Funds.


 ALAN L. GOSULE    TRUSTEE   Partner and Chairman of the Tax Department of
 (Age 60)                    Clifford Chance Rogers & Wells (since 1991).
                             Mr. Gosule is a Director of F.L. Putnam Investment
                             Management Co., Inc., Simpson Housing Limited
                             Partnership, Home Properties of New York, Inc. and
                             Colonnade Partners. Mr. Gosule is also a Director
                             or Trustee of each of the Pilgrim Funds.

                      Position(s)
                       With the
 Name, Age               Fund        Principal Occupation During Past 5 Years
 ---------            ----------- ---------------------------------------------
 WALTER H. MAY          TRUSTEE   Retired. Mr. May was formerly Managing
 (Age 64)                         Director and Director of Marketing for Piper
                                  Jaffray, Inc. Mr. May is also a Director or
                                  Trustee of each of the Pilgrim Funds.

 *THOMAS J. MCINERNEY   TRUSTEE   Thomas J. McInerney. General Manager and
  (Age 44)                        Chief Executive Officer of ING U.S. Worksite
                                  Financial Services (since December 2000). Mr.
                                  McInerney was formerly President of Aetna
                                  Financial Services (August 1997-December
                                  2000), head of National Accounts and Core
                                  Sales and Marketing for Aetna U.S. Healthcare
                                  (April 1996-March 1997), head of Corporate
                                  Strategies for Aetna Inc. (July 1995-April
                                  1996), and held a variety of line and
                                  corporate staff positions since 1978.
                                  Mr. McInerney is a member of the Board
                                  National Commission on Retirement Policy, the
                                  Governor's Council on Economics
                                  Competitiveness and Technology of
                                  Connecticut, the Board of Directors of the
                                  Connecticut Business & Industry Association,
                                  the Board of Trustees of The Bushnell, the
                                  Board for The Connecticut Forum, and the
                                  Board of the MetroHartford Chamber of
                                  Commerce, and is Chairman of
                                  Concerned Citizens for Effective Government.
                                  Effective February 26, 2001, Mr. McInerney
                                  will become a director or trustee of each of
                                  the Pilgrim Funds.

 JOCK PATTON            TRUSTEE   Private Investor. Director of Hypercom
 (Age 55)                         Corporation (since January 1999), and JDA
                                  Software Group, Inc. (since January 1999).
                                  Mr. Patton is also a Director of Buick of
                                  Scottsdale, Inc., National Airlines, Inc., BG
                                  Associates, Inc., BK Entertainment, Inc.,
                                  Arizona Rotorcraft, Inc. and Director and
                                  Chief Executive Officer of Rainbow Multimedia
                                  Group, Inc. Mr. Patton was formerly Director
                                  of Stuart Entertainment, Inc., Director of
                                  Artisoft, Inc. (August 1994-July 1998); and a
                                  President and Co-owner of StockVal, Inc.
                                  (April 1993-June 1997). Mr. Patton is also a
                                  Director or Trustee of each of the Pilgrim
                                  Funds.

 DAVID W.C. PUTNAM      TRUSTEE   President, Clerk and Director of F.L. Putnam
 (Age 61)                         Securities Company, Inc. and its affiliates
                                  (since 1978). Mr. Putnam is Director of
                                  Anchor Investment Trust, the Principled
                                  Equity Market Trust and Progressive Capital
                                  Accumulation Trust. Mr. Putnam was formerly
                                  Director of Trust Realty Corp. and Bow Ridge
                                  Mining Co. Mr. Putnam is also a Director or
                                  Trustee of each of the Pilgrim Funds.

 BLAINE E. RIEKE        TRUSTEE   General Partner of Huntington Partners (1997-
 (Age 67)                         present). Mr. Rieke was formerly Chairman and
                                  Chief Executive Officer of Firstar Trust
                                  Company (1973-1996). Mr. Rieke is currently
                                  the Chairman of the Board and a trustee of
                                  each of the ING Funds. Effective February 26,
                                  2001, Mr. Rieke will also become a director
                                  or trustee of each of the Pilgrim Funds.

                      Position(s)
                       With the
 Name, Age               Fund        Principal Occupation During Past 5 Years
 ---------            ----------- ---------------------------------------------
 *JOHN G. TURNER        TRUSTEE   Trustee and Vice Chairman of ING Americas.
 (Age 61)                         Mr. Turner was formerly Chairman and Chief
                                  Executive Officer of ReliaStar Financial
                                  Corp. and ReliaStar Life Insurance Co. (1993-
                                  2000); Chairman of ReliaStar Life Insurance
                                  Company of New York (1995-2000); Chairman of
                                  Northern Life Insurance Company (1992-2000);
                                  and Chairman and Director/ Trustee of the
                                  Northstar affiliated investment companies
                                  (1993-2000). Mr. Turner was formerly Director
                                  of Northstar Investment Management
                                  Corporation and affiliates (1993 to 2000).
                                  Mr. Turner is also Chairman of each of the
                                  Pilgrim Funds.

 RICHARD A. WEDEMEYER   TRUSTEE   Vice President of The Channel Corporation
 (Age 64)                         (1996-present). Mr. Wedemeyer was formerly
                                  Vice President of Performance Advantage, Inc.
                                  (1992-1996), and Vice President, Operations
                                  and Administration, of Jim Henson Productions
                                  (1979-1997). Mr. Wedemeyer is a trustee of
                                  the First Choice Funds. Mr. Wedemeyer is a
                                  trustee of each of the ING Funds. Effective
                                  February 26, 2001, Mr. Wedemeyer will also
                                  become a director or trustee of each of the
                                  Pilgrim Funds.

  In addition, the following individual serves as an Advisory Board Member to the Fund.

                      Position(s)
                       With the
 Name, Age               Fund        Principal Occupation During Past 5 Years
 ---------            ----------- ---------------------------------------------

COMPENSATION OF TRUSTEES

  The Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Trustees serve in common as Trustees. The Fund pays each Advisory Board Member a fee of $15,000 annually, plus reasonable travel expenses. Prior to July 26, 2000, the Fund had a different compensation structure in place.

  The following table sets forth information regarding compensation of Trustees by the Fund for the fiscal year ended December 31, 2000. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation from Registrants and Fund Complex to Trustee," the number in parentheses indicates the total number of boards in the fund complex on which the Trustee served during that fiscal year.

                                     Aggregate                         Total Compensation
                                 Compensation from                     from Fund and Fund
      Name of Trustee                  Fund                                 Complex

-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------

 Officers

  Unless otherwise noted, the mailing address of the Officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as Officers for the Funds:

  James M. Hennessy, President and Chief Executive Officer. (Age 51) Senior Executive Vice President and Chief Operating Officer (June 2000-February
2001). Executive Vice President and

Secretary (since April 1995), ING Pilgrim Capital (formerly Express America Holdings Corporation), ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments; Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Senior Vice President, ING Pilgrim Capital (April 1995-April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992-August 1994) and President, Beverly Hills Securities Corp. (January 1990-June 1992).

  Stanley D. Vyner, Executive Vice President. (Age 50) Executive Vice President of most of the Pilgrim Funds. Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

  Mary Lisanti, Executive Vice President. (Age 44) Executive Vice President of the Pilgrim Funds. Formerly Portfolio Manager, Strong Capital Management; and Managing Director and Head of Small-and MidCapitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

  Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995-April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

  Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997-October 1999), ING Pilgrim Group (February 1997-August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997). Formerly Operations Manager, ING Pilgrim Group (April 1992-April 1995).

  Kimberly A. Anderson, Vice President and Secretary.

  Robyn L. Ichilov, Vice President and Treasurer. (Age 32) Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November
1995). Vice President and Treasurer of most of the other Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993-April 1995).

             PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  Subject to policies established by the Fund's Board of Trustees, the Investment Manager is responsible for the execution of the Fund's portfolio transactions and the selection of brokers/dealers that execute such transactions on behalf of the Fund. The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, ING Pilgrim Investments may consider sales of shares of the Fund and of the other funds managed by ING Pilgrim Investments (the "Pilgrim Funds') as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

  Consistent with the interests of the Fund, the Investment Manager may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Investment Manager for its use in managing the Fund and its other advisory accounts so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be 'deemed to have acted unlawfully or to have breached a fiduciary duty' solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the amount of commissions paid was "reasonable in relation to the value of the brokerage and research services provided are viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.' Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and perfomring functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager determines in good faith that such comission is reasonable in terms either of that particular transaction or the overall responsibility of the Investment Manager to the Fund and its other clients and that the total comissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

  Currently, it is not possible to determine the extent to which comissions that reflect an element of value for research services ("soft dollars') might exceed comissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to ING Pilgrim Investments and its affiliates, in serving other clients as well as the Funds. On the other hand, any research services obtained by ING Pilgrim Investments or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to ING Pilgrim Investments in carrying out its obligations to the Fund.

  Investment decisions for the Fund and for other investment accounts managed by the Investment Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Investment Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

  The Fund engages in portfolio trading when the Investment Manager concludes that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in addition of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

  The brokerage commissions paid by the Fund and the Fund's portfolio turnover rate for the last three fiscal years are as follows: For 1998, the Fund's portfolio turnover rate was 74.36% and the Fund paid $136,812 in brokerage commissions and of that amount, $43,141 was paid for with soft dollars. For 1999, the Fund's portfolio turnover rate was 41.74% and the Fund paid $58,268 in brokerage commissions and of that amount, $34,944 was paid for with soft dollars. For 2000, the Fund's portfolio turnover rate was and the Fund paid in
broker commissions and of that amount, $       was paid for with soft dollars.


                            CAPITAL STOCK STRUCTURE

  Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

Dividends, Distributions, Voting, Preemptive and Redemption Rights

  Shareholders of the Fund are given voting rights. Each share of the fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. Participating insurance companies provide variable annuity Contract Holders and Participants the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

  Massachusetts business trust law does not require the fund to hold annual shareholder meetings, although special meetings may be cancelled for the Fund, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. A shareholders' meeting will be held after the Fund begins operations for the purpose of electing the initial Board of Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the fund. In addition, the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of other voting interests of the Fund. The Fund is required to assist in shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Fund will request voting instructions from Contract Holders and will vote shares or other voting interest in the Separate Account in proportion to the voting instructions received.

                                  TAX MATTERS

  The following is only a summary of certain additional federal income tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

  The Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the segregated asset accounts ("Accounts") of certain life insurance companies ("Participating Companies") that hold its shares. In addition, if the Fund distributes annually to the Accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a variable annuity contract (a "Contract") or variable life insurance policy (a "Policy") when left to accumulate within such Contract or Policy.

  Section 817(h) of the Code requires that investments of an Account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the Contracts or Policies based on such account to receive the tax-deferred or tax- free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which an Account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the Account for these purposes, but rather the Account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each Account of a Participating Company investing in the Fund will take into account its proportionate share of each of the assets of the Fund in determining whether it is adequately diversified under the Code and Regulations.

  For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.

                            PERFORMANCE CALCULATION

  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

             P(1 + T)n = ERV
      Where:       P = a hypothetical initial payment of
                   T = average annual total return,
                   n = number of years (1, 5 or 10)
                       ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion
                 ERV = thereof).

  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1,5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

  The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in advertising than the information prescribed under Item 21 of Form N-1A.

  The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

  Pursuant to the SEC calculation, the Fund's average total rate of return for
the one and five year and ten year period ended December 31, 2000 was     %,
    % and     %, respectively.

                               OTHER INFORMATION

  As of April   , 2001, the following persons are known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding
shares of the Fund:                  .

                                TRANSFER AGENT

  DST Systems, Inc., P.O. Box 419368, Kansas City, Missouri 64141-6368, has been retained to act as the transfer agent and dividend disbursing agent.

                                   CUSTODIAN

  State Street Bank & Trust, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been retained to act as custodian for the Fund's portfolio securities including those to he held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission and for the Fund's domestic securities and other assets.

                       COUNSEL AND INDEPENDENT AUDITORS

  Dechert, 1775 Eye Street, NW, Washington, D.C. 20006-2901, will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2001.

Independent Auditors' Report

[to be added by amendment]

                           PART C: OTHER INFORMATION

ITEM 23.  Exhibits

(a) Declaration of Trust - Filed electronically on 4/10/97 - Incorporated by reference

(b)    By-Laws - Filed electronically on 4/10/97 -Incorporated by reference

(c) Rights of Holders - Filed electronically on 4/24/98 -Incorporated by reference

(d)(1) Investment Advisory Agreement between Registrant and Lexington Management Corporation - Filed electronically on April 29, 1996 - Incorporated by reference

   (2) Sub-Advisory Investment Management Agreement between the Registrant and Market Systems Research Advisors, Inc. - Filed electronically on April 29, 1996 - Incorporated by reference

   (3) Investment Advisory Agreement between Registrant and ING Pilgrim Investments, Inc. - (to be filed by amendment)

(e)(1) Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically on 4/10/97 - Incorporated by reference

   (2) Distribution Agreement between Registrant and ING Pilgrim Securities, Inc. - (to be filed by amendment)

(f) Retirement Plan for Eligible Trustees - Filed electronically On 4/24/98 - Incorporated by reference

(g)(1) Form of Custodian Agreement between Registrant and Chase Manhattan Bank, N.A. - Filed electronically on 4/28/95

   (2) Form of Custodian Agreement between Registrant and State Street Bank & Trust Company - (to be filed by amendment)

(h)(1) Transfer Agency Agreement between Registrant and State Street Bank & Trust Company - Filed electroncially on April 29, 1996 - Incorporated by reference

   (2) Transfer Agency Agreements between Registrant and DST Systems, Inc. - (to be filed by amendment)

   (3) Form of Administrative Services Agreement between Registrant and Lexington Management Corporation - Filed electronically on 4/28/95 - Incorporated by reference

   (4) Form of Administrative Services Agreement between Registrant and ING Pilgrim Group, LLC - (to be filed by amendment)

(i) Opinion of Counsel as to Legality of Securities being registered - Filed electronically on 4/24/98 - Incorporated by reference

(j)    Consents
       (a) Consent of Dechert - (to be filed by amendment)
       (b) Consent of KPMG LLP - (to be filed by amendment)

(k)    Not Applicable

(l)    Not Applicable

(m)    Not Applicable

(n)    Not Applicable

(o)    Not Applicable


Item 24.  Persons Controlled by or under Common Control with Registrant

          None.


Item 25.  Indemnification

     Under the terms of the General Laws of the State of Massachusetts and the Trust's Restated Declaration of Trust, the Trust shall indemnify each of its Trustees to receive such indemnification (including those who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise), against all liabilities and expenses, including amounts paid in satisfaction of judgements, in compromise of fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or ether proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of this being or having beer, such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance or reckless disregard of duties or gross negligence; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent, decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustee to the effect that if the foregoing matter had been adjudicated they would likely have been adjudicated in favor of such Trustee, officer, employee or agent. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he may lawfully be titled; provided, however, that no Trustee, officer, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of Trust Property, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under the Declaration of Trust, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is entitled to such indemnification.

Item 26.  Business and Other Connections of Investment Adviser

Information as to the directors and officers of ING Pilgrim Investments, LLC. ("ING Pilgrim Investments"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Pilgrim Investments in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 27.  Principal Underwriters

(a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Mayflower Trust, Pilgrim Government Securities Income Fund, Pilgrim Global Corporate Leaders Fund, Pilgrim Global Technology Fund, Pilgrim GNMA Income Fund, Pilgrim Growth and Income Fund, Pilgrim International Fund, Pilgrim Silver Fund, Pilgrim SmallCap Asia Growth Fund, Pilgrim Troika Dialog Russia Fund, Pilgrim Worldwide Emerging Markets Fund, Pilgrim Global Income Fund, ING Funds Trust and Lexington Money Market Trust.

(b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c) Not Applicable.

Item 28.  Location of Accounts and Records

     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Natural Resources Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, State Street Bank & Trust, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, or Transfer Agent, DST Systems, Inc.,
P.O. Box 419368, Kansas City, Missouri 64141-6368.

Item 29.  Management Services

          None.

Item 30.  Undertakings -

          Not Applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 13 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 28th day of February 2001.

                                LEXINGTON NATURAL RESOURCES TRUST
                                (to be renamed Pilgrim Natural Resources Trust)

                                By: /s/ Kimberly A. Anderson
                                   --------------------------
                                   Kimberly A. Anderson
                                   Vice President & Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



        Signature            Title                             Date
        ---------            -----                             ----


__________________________   Trustee and Chairman          February 28, 2001
      John G. Turner*


                             President and Chief           February 28, 2001
__________________________   Executive Officer
     James M. Hennessy*


__________________________   Trustee                       February 28, 2001
     Paul S. Doherty*


__________________________   Trustee                       February 28, 2001
     Alan L. Gosule*


__________________________   Trustee                       February 28, 2001
     Walter H. May*


__________________________   Trustee                       February 28, 2001
   Thomas J. McInerney*

        Signature            Title                             Date
        ---------            -----                             ----


__________________________   Trustee                       February 28, 2001
      Jock Patton*


__________________________   Trustee                       February 28, 2001
   David W.C. Putnam*


__________________________   Trustee                       February 28, 2001
    Blaine E. Rieke*


__________________________   Trustee                       February 28, 2001
   Richard A. Wedemeyer*


                             Senior Vice President and
__________________________   Principal Financial Officer   February 28, 2001
    Michael J. Roland*



*By:  /s/ Kimberly A. Anderson
      -----------------------------
      Kimberly A. Anderson,
      Vice President and Secretary
      Attorney-in-Fact**


**Powers of Attorney for the Trustees, James M. Hennessy and Michael J. Roland are attached hereto.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Michael J. Roland, Kimberly A. Anderson, Jeffrey
S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Mutual Funds, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, Pilgrim Mayflower Trust, Pilgrim Global Technology Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Lexington Money Market Trust, Lexington Emerging Markets Fund, Inc., Pilgrim Variable Products Trust, USLICO Series Fund, Lexington Natural Resources Trust, and ING Variable Insurance Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2001

 /s/ Paul S. Doherty           /s/ Thomas J. McInerney       /s/ Blaine E. Rieke
 ____________________________  _____________________________ _____________________________
 Paul S. Doherty               Thomas J. McInerney           Blaine E. Rieke

 /s/ Alan L. Gosule            /s/ Jock Patton               /s/ John G. Turner
 ____________________________  ____________________________  ____________________________
 Alan L. Gosule                Jock Patton                   John G. Turner

 /s/ Walter H. May, Jr.        /s/ David W.C. Putnam         /s/ Richard A. Wedemeyer
 ____________________________  ____________________________  ____________________________
 Walter H. May, Jr.            David W.C. Putnam             Richard A. Wedemeyer

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James M. Hennessy, Kimberly A. Anderson, Jeffrey S. Puretz and Karen
L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Mutual Funds, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, Pilgrim Mayflower Trust, Pilgrim Global Technology Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Lexington Money Market Trust, Lexington Emerging Markets Fund, Inc., Pilgrim Variable Products Trust, USLICO Series Fund, Lexington Natural Resources Trust, and ING Variable Insurance Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2001

/s/ Michael J. Roland
---------------------
Michael J. Roland

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael J. Roland, Kimberly A. Anderson, Jeffrey S. Puretz and Karen
L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Mutual Funds, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, Pilgrim Mayflower Trust, Pilgrim Global Technology Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Lexington Money Market Trust, Lexington Emerging Markets Fund, Inc., Pilgrim Variable Products Trust, USLICO Series Fund, Lexington Natural Resources Trust, and ING Variable Insurance Trust and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 26, 2001

/s/ James M. Hennessy
---------------------
James M. Hennessy